SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K/A

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 26, 2001
(Date of earliest event report):  January 4, 2001


                 ADVANTAGE MARKETING SYSTEMS, INC.
      (Exact Name of Registrant as Specified in its Charter)


     OKLAHOMA                001-13343               73-1323256
  (State or Other        (Commission File           (IRS Employer
  Jurisdiction of             Number)              Identification
 Incorporation or                                      Number)
   Organization)

 2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK       73112
     (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (405)842-0131

ITEM 2.  Acquisition or Distribution of Assets

On January 4, 2001, Advantage Marketing Systems, Inc. and its wholly-owned acquisition subsidiary, LifeScience Technologies Holdings, Inc., signed a Purchase and Assignment Agreement, thereby acquiring all out-standing partnership and equity interests of LifeScience Technologies Holdings Limited Partnership, LifeScience Technologies Limited, LifeScience Technologies of Japan, LST Fulfillment Limited Partnership and LifeScience Technologies of Canada, Inc. from Gus Holdings, Inc.,
RMS Limited Partnership and Life Science Technologies, Inc. A description of the acquisition is set forth in our 8-K filed on January 8, 2001.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

The financial statements of LifeScience Technologies Holdings, Ltd. as of and for the years ended December 31, 1999 and 2000 are set forth in our 8-K/A filed on March 12, 2001.

(b)  Pro Forma Finanical Information

Pro forma financial statements as of and for the year ended December 31, 1999 reflecting our acquisition of LifeScience Technologies Holdings, Ltd. are set forth in our 8-K/A filed on March 12, 2001. Pro forma financial statements as of and for the period ended September 30, 2000 are set forth below reflecting our acquisition of LifeScience Technologies Holdings, Ltd.

                       ADVANTAGE MARKETING SYSTEMS, INC.
                                AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                                           Advantage        LifeScience
                                                           Marketing        Technologies      Pro Forma          Pro Forma
                                                           Systems, Inc.    Holdings Ltd.    Adjustments         Combined
                                                           -------------    -------------    -----------         --------
ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                          $     63,134    $    (25,418)   $ (1,000,000) (a)   $  (962,284)
        Marketable securities, available for sale,
          at fair value                                       1,085,384               -               -          1,085,384
        Receivables - net of allowance of $75,706               589,802               -               -            589,802
        Receivable from affiliates                              534,072               -               -            534,072
        Inventory                                             1,038,820         486,186               -          1,525,006
        Prepaid income tax                                      176,844               -               -            176,844
        Deferred income taxes                                    28,738               -               -             28,738
        Other assets                                            363,584          47,591               -            411,175
                                                           ------------    ------------    ------------        ------------
                Total current assets                          3,880,378         508,359      (1,000,000)         3,388,737

MARKETABLE SECURITIES, available for sale,
  at fair value                                               2,403,402               -               -          2,403,402
RECEIVABLES                                                     483,262               -               -            483,262
RECEIVABLE FROM AFFILIATES                                       15,455               -               -             15,455
PROPERTY AND EQUIPMENT, Net                                   2,908,249         308,337               -          3,216,586
GOODWILL, Net                                                 1,538,645               -    3,223,209 (b)         4,761,854
COVENANTS NOT TO COMPETE, Net                                   380,716               -               -            380,716
OTHER ASSETS                                                     89,787               -               -             89,787
                                                           ------------    ------------    ------------        -----------
TOTAL                                                      $ 11,699,894    $    816,696    $  2,223,209        $14,739,799
                                                           ============    ============    ============        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
        Accounts payable                                   $    333,984    $    341,809    $          -        $   675,793
        Accrued commissions and bonuses                         417,413               -               -            417,413
        Accrued other expenses                                  233,150         392,261               -            625,411
        Accrued sales tax liability                             187,110               -               -            187,110
        Notes payable                                             8,453               -     490,984 (a)            499,437
        Capital lease obligations                               155,813               -               -            155,813
                                                           ------------    ------------    ------------        -----------
                Total current liabilities                     1,335,923         734,070         490,984          2,560,977

LONG-TERM LIABILITIES:
        Notes payable                                            16,376               -    1,814,851 (a)         1,831,227
        Deferred income taxes                                    12,487               -               -             12,487
        Capital lease obligations                               265,010               -               -            265,010
                                                           ------------    ------------    ------------        -----------
                Total liabilities                             1,629,796         734,070       2,305,835          4,669,701
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
        Preferred stock - $.0001 par value;
          authorized 5,000,000 shares; none issued                    -               -               -                  -
        Commons stock - $.0001 par value;
          authorized 495,000,000 shares;
          issued 4,821,174; outstanding 4,350,379                   482               -               -                482
        Paid-in capital                                      11,373,453               -               -         11,373,453
        Notes receivable for exercise of options                (48,034)              -               -            (48,034)
        Retained earnings                                     1,067,079          82,626         (82,626)         1,067,079
        Accumulated other comprehensive loss, net of tax        (16,973)              -               -            (16,973)
                                                           ------------    ------------    ------------        -----------
                Total capital and retained earnings          12,376,007          82,626         (82,626)        12,376,007
        Less cost of treasury stock (470,795 shares)         (2,305,909)              -               -         (2,305,909)
                Total stockholders' equity                   10,070,098          82,626         (82,626)        10,070,098
                                                           ------------    ------------    ------------        -----------
        TOTAL                                              $ 11,699,894    $    816,696    $  2,223,209        $14,739,799
                                                           ============    ============    ============        ===========

                       ADVANTAGE MARKETING SYSTEMS, INC.
                                AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                     Advantage         LifeScience
                                                     Marketing         Technologies     Pro Forma        Pro Forma
                                                    Systems, Inc.      Holdings Ltd.   Adjustments       Combined
Net sales                                           $20,815,957         $5,438,564     $        -       $26,254,521

Cost of sales                                        13,981,588            832,287              -        14,813,875
                                                    -----------         ----------     ----------       -----------

        Gross profit                                  6,834,369          4,606,277              -        11,440,646

Marketing, distribution and administrative
  expenses                                            6,221,664          5,301,974        483,481 (c)    12,007,119
                                                    -----------         ----------     ----------       -----------

        Income from operations                          612,705           (695,697)      (483,481)         (566,473)

Other income (expenses):

Interest and dividends, net                             248,098              2,875       (112,309) (d)      138,664

Other income                                            (84,642)                 -              -           (84,642)
                                                    -----------         ----------     ----------       -----------

        Total other income (expense)                    163,456              2,875       (112,309)           54,022
                                                    -----------         ----------     ----------       -----------
INCOME (LOSS) BEFORE TAXES                              776,161           (692,822)      (595,791)         (512,452)

TAX EXPENSE                                             293,774                  -       (293,774) (e)            -
                                                    -----------         ----------     ----------       -----------

NET INCOME (LOSS)                                   $   482,387         $ (692,822)    $ (302,017)      $  (512,452)
                                                    ===========         ==========     ==========       ===========

Net income (loss) per common share                  $         0.11                                      $        (0.12)
                                                    ===========         ==========     ==========       ===========
Net income (loss) per common share -
  assuming dilution                                 $         0.08                                      $        (0.12)
                                                    ===========         ==========     ==========       ===========
Weighted average common shares outstanding            4,261,011                                           4,261,011
                                                    ===========         ==========     ==========       ===========
Weighted average common shares outstanding -
  assuming dilution                                   5,679,437                                           5,679,437
                                                    ===========         ==========     ==========       ===========

              ADVANTAGE MARKETING SYSTEMS, INC.
                      AND SUBSIDIARIES
                     SEPTEMBER 30, 2000

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
STATEMENTS

1    BASIS FOR PRESENTATION

     The pro forma balance sheet and statement of operations present the pro forma effects of the acquisition by Advantage Marketing Systems, Inc. (the "Company") of Lifescience Technology, Holdings Ltd. and its subsidiaries Lifescience Technology, Ltd., Lifescience Fullfillment, Ltd., Lifescience Technology, Canada and Lifescience Technology, Japan (collectively "LST" and referred to as the "seller"). The purchase was closed on January 4, 2001 and will be accounted for under the purchase method of accounting. LST is a network marketer of certain third-party manufactured weight management, dietary supplement and personal care products.

     Pursuant to the purchase agreement, the Company paid $1,000,000 in cash and issued a promissory note in the amount of $500,000. The note amount is subject to increase or decrease in an amount equal to the amount by which the book value of the tangible assets of the LST is greater than or less than $1,500,000. On February 19, 2001 the company made a payment of $228,284 representing final payment of principal and interest on the note as adjusted. In addition, for 60 months following the effective date of the transaction, the Company is obligated to pay the sellers the greater of (A) 5% of the gross sales of LST products during the calendar month preceding the payment date or (B) $41,666.67. At the election of the seller exercised prior to payment of an installment payment, in lieu of payment of all or any portion of any installment payment in cash, the seller shall be issued and delivered one share of the Company's common stock for each $3.00 of the installment payment. The Company shall not be obligated to issue more than $60,000 of its common stock pursuant to the agreement, without the prior approval of the holders of its outstanding common stock.

     The accompanying unaudited pro forma statement of operations for the year ended September 30, 2000 is presented assuming the purchase of LST was consummated on the first day of January 2000. The historical information presented for the Company and LST is derived from the unaudited financial statements of the Company and LST.

     The pro forma financial information presented in the unaudited pro forma financial statements is not necessarily indicative of the results of operations that would have been achieved had the operations been those of a single corporate entity. The results of operations presented in the unaudited pro forma statement of operations are not necessarily indicative of the consolidated results of future operations of the Company following consummation of the purchase.



2.   ADJUSTMENTS

     The accompanying unaudited pro forma consolidated financial statements have been adjusted to record and give effect to the following:

     (a) The purchase price consists of $1,000,000 cash, a note payable in the amount of $226,397, and a minimum of 60 monthly payments of $41,666.67 which has a present value discounted at 7.5 % of $2,079,438. The note payable is required to be paid within one year and, therefor, is shown as a current liability. The current and long-term portions of the present value of the minimum monthly payments are $264,587 and $1,814,851, respectively.

     (b) The excess of the purchase price of $3,305,835 over the $82,626 fair value of the assets of LST has been allocated to goodwill. Goodwill will be amortized over 5 years.

     (c)  Amortization of goodwill over 5 years.

     (d) Imputed interest expense of $110,422 on the present value of the minimum cash payments and interest expense of $1,887 on the note payable.

     (e) Income taxes are adjusted to reflect the above-mentioned adjustments for amortization and interest expense and for the net loss recorded by LST during the year.

(c)  Exhibits

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       ADVANTAGE MARKETING SYSTEMS, INC.

                                           REGGIE COOK
                                       By: Reggie Cook
March 23, 2001                             Chief Financial Officer